                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED OCTOBER 7, 2002

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2002-4
                $750,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $39,474,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

                                 MORGAN STANLEY

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

ABN AMRO INCORPORATED                                            HSBC SECURITIES

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-4 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES....................   Discover Card Master Trust I, Series
                                          2002-4 Floating Rate Class A Credit
                                          Card Pass-Through Certificates and
                                          Discover Card Master Trust I, Series
                                          2002-4 Floating Rate Class B Credit
                                          Card Pass-Through Certificates.

INTEREST RATE .........................   Class A Certificates:  LIBOR plus ___%
                                          per year.

                                          Class B Certificates:  LIBOR plus ___%
                                          per year.

                                          The trustee will calculate interest on
                                          the certificates on the basis of the
                                          actual number of days elapsed and a
                                          360-day year.

                                          "LIBOR" will mean the London interbank
                                          offered rate for one-month United
                                          States dollar deposits, determined two
                                          business days before the start of each
                                          interest accrual period.

INTEREST PAYMENT DATES.................   The 15th day of each month, or the
                                          next business day, beginning in
                                          November 2002.

EXPECTED MATURITY DATES................   Class A Certificates:  October 15,
                                          2005, or the next business day. If an
                                          Amortization Event occurs, the trust
                                          will pay principal monthly and the
                                          final principal payment may be made
                                          before or after October 15, 2005.

                                          Class B Certificates: November 15,
                                          2005, or the next business day. If an
                                          Amortization Event occurs, the trust
                                          will pay principal monthly and the
                                          final payment of principal may be made
                                          either before or after November 15,
                                          2005. The trust must generally pay all
                                          Class A principal before it pays any
                                          Class B principal.

                                          An "Amortization Event" is an event
                                          that will cause the trust to begin
                                          repaying principal on a monthly basis.

SERIES TERMINATION DATE................   The first business day following April
                                          15, 2008, or if April 15, 2008 is not
                                          a business day, the second business
                                          day following April 15, 2008. The
                                          Series Termination Date is the last
                                          day on which the trust will pay
                                          principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...........   The Class B Certificates are
                                          subordinated to the Class A
                                          Certificates, up to a specified dollar
                                          amount, known as the "Available
                                          Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT..........   Initially $98,684,250, which may be
                                          reduced, reinstated or increased from
                                          time to time. The Available
                                          Subordinated Amount will increase by:

                                          -  $3,947,370 after a Supplemental
                                             Credit Enhancement Event, if
                                             Discover Bank has not made an
                                             Effective Alternative Credit
                                             Support Election;

                                          -  $35,526,330 after an Effective
                                             Alternative Credit Support
                                             Election, if a Supplemental Credit
                                             Enhancement Event has occurred; or

                                          -  $39,473,700 after an Effective
                                             Alternative Credit Support
 `                                           Election, if a Supplemental Credit
                                             Enhancement Event has not occurred.

                                          A "Supplemental Credit Enhancement
                                          Event" will occur the first time
                                          Standard & Poor's Ratings Services
                                          withdraws the long-term debt or
                                          deposit rating of Discover Bank, or an
                                          additional seller, if any, or reduces
                                          this rating below BBB-.

                                          "Effective Alternative Credit Support
                                          Election" will mean an effective
                                          election made by Discover Bank to
                                          change the way in which the trust
                                          allocates finance charge collections
                                          to this Series. To make this election,
                                          Discover Bank must deposit additional
                                          funds into the cash collateral account
                                          discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...........   Discover Bank will arrange to have a
                                          cash collateral account established
                                          and funded with $59,210,550 for the
                                          direct benefit of the Class B
                                          investors, the "Credit Enhancement
                                          Account," on the date the certificates
                                          are issued. The trustee may withdraw
                                          funds from this account to reimburse
                                          the Class B investors for amounts that
                                          would otherwise reduce their interest
                                          in the trust or affect their interest
                                          payments.

                                          The amount on deposit in this account
                                          may decrease or increase on future
                                          Distribution Dates. A "Distribution
                                          Date" is the 15th calendar day of each
                                          month, or the next business day,
                                          beginning in November 2002.

                                          The maximum amount of Credit
                                          Enhancement as of any Distribution
                                          Date will be:

                                          Before a Supplemental Credit
                                          Enhancement Event or an Effective
                                          Alternative Credit Support Election

                                          -  7.5% of the Series Investor
                                             Interest as of the end of the
                                             preceding month, but not less than
                                             $7,894,740; or

                                          After a Supplemental Credit
                                          Enhancement Event but before an
                                          Effective Alternative Credit Support
                                          Election

                                          -  8.0% of the Series Investor
                                             Interest as of the end of the
                                             preceding month, but not less than
                                             $7,894,740; or

                                          After an Effective Alternative Credit
                                          Support Election

                                          -  12.5% of the Series Investor
                                             Interest as of the end of the
                                             preceding month, but not less than
                                             $7,894,740.

                                          However, if an Amortization Event has
                                          occurred, the maximum amount of Credit
                                          Enhancement will be the amount on
                                          deposit in the Credit Enhancement
                                          Account on the Distribution Date
                                          immediately before the Amortization
                                          Event occurred.

                                          "Series Investor Interest" will mean
                                          $789,474,000 minus

                                          -  the amount of principal collections
                                             on deposit for the benefit of
                                             investors in this Series, after
                                             giving effect to losses of
                                             principal on investments of these
                                             funds,

                                          -  the aggregate amount of principal
                                             previously paid to investors in
                                             this Series, and

                                          -  the aggregate amount of investor
                                             losses resulting from accounts in
                                             which the receivables have been
                                             charged-off as uncollectible, after
                                             giving effect to all provisions in
                                             the Series Supplement to reimburse
                                             these charged-off amounts.

THE RECEIVABLES........................   The receivables in the Accounts
                                          included in the trust as of October 1,
                                          2002 totaled $34,696,604,057.36.

GROUP EXCESS SPREAD....................   The certificates initially will be
                                          included in the "Group One" group of
                                          series. The three-month rolling
                                          average Group Excess Spread
                                          Percentage, as defined below, will be
                                          5.64% for the Distribution Date in
                                          October 2002.

                                          "Group Excess Spread Percentage" for
                                          any Distribution Date is a percentage
                                          calculated by multiplying:

                                          -  twelve, by

                                          -  an amount for all series in Group
                                             One equal to

                                             -  the total amount of finance
                                                charge collections, investment
                                                income and other similar
                                                collections allocable to each
                                                series for the prior calendar
                                                month, minus

                                             -  the total amount of interest and
                                                certain fees payable for each
                                                series and the amount of
                                                receivables allocable to each
                                                series that have been charged
                                                off as uncollectible for the
                                                prior calendar month;

                                          and then dividing the product by an
                                          amount equal to the sum of all
                                          investor interests for each series in
                                          Group One, in each case for the
                                          Distribution Date.

RATING OF THE INVESTOR CERTIFICATES....   The trust will only issue the
                                          certificates if Standard & Poor's has
                                          rated the Class A Certificates "AAA"
                                          and the Class B Certificates at least
                                          "A" and Moody's Investors Service,
                                          Inc. has rated the Class A
                                          Certificates "Aaa" and has rated the
                                          Class B Certificates at least "A2."

ERISA CONSIDERATIONS...................   Discover Bank believes that employee
                                          benefit plans subject to ERISA may
                                          acquire Class A Certificates; however,
                                          advisers to these plans should consult
                                          their own counsel. Employee benefit
                                          plans subject to ERISA may not acquire
                                          the Class B Certificates.

LISTING................................   Discover Bank expects to list the
                                          certificates on the Luxembourg Stock
                                          Exchange to facilitate trading in
                                          non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of October 1, 2002, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL
                                             RECEIVABLES
        STATE                          BALANCE IN THE ACCOUNTS
        -----                          -----------------------

        California .................            10.6%
        Texas ......................             9.2%
        New York ...................             7.1%
        Florida ....................             6.0%
        Illinois ...................             5.3%

         CREDIT LIMIT INFORMATION. As of October 1, 2002, the Accounts had the following credit limits:

                                           RECEIVABLES       PERCENTAGE OF
                                           OUTSTANDING     TOTAL RECEIVABLES
CREDIT LIMIT                                 (000'S)          OUTSTANDING
------------                               -----------     -----------------

Less than or equal to $1,000.00 ........   $   301,340            0.9%
$1,000.01 to $2,000.00 .................   $ 1,266,998            3.7%
$2,000.01 to $3,000.00 .................   $ 1,577,221            4.5%
Over $3,000.00 .........................   $31,551,045           90.9%
                                           -----------          -----
 Total .................................   $34,696,604          100.0%
                                           ===========          =====

         SEASONING. As of October 1, 2002, 93.2% of the Accounts were at least 24 months old. The ages of Accounts as of October 1, 2002 were distributed as follows:

                                      PERCENTAGE      PERCENTAGE
AGE OF ACCOUNTS                       OF ACCOUNTS     OF BALANCES
---------------                       -----------     -----------
Less than 12 Months ...............       1.1%            1.2%
12 to 23 Months ...................       5.7%            5.9%
24 to 35 Months ...................      11.6%           11.8%
36 Months and Greater .............      81.6%           81.1%
                                        -----           -----
                                        100.0%          100.0%
                                        =====           =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of October 1, 2002, the Accounts had the following delinquency statuses:

                                     AGGREGATE
                                     BALANCES        PERCENTAGE
PAYMENT STATUS                        (000'S)        OF BALANCES
--------------                      -----------      -----------

Current ......................      $30,361,282         87.4%
1 to 29 Days .................      $ 2,172,834          6.3%
30 to 59 Days ................      $   729,567          2.1%
60 to 89 Days ................      $   504,338          1.5%
90 to 119 Days ...............      $   376,003          1.1%
120 to 149 Days ..............      $   307,818          0.9%
150 to 179 Days ..............      $   244,762          0.7%
                                    -----------        -----
                                    $34,696,604        100.0%
                                    ===========        =====


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of August 31, 2002, the following five states had the largest receivables balances:

                                     PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                           OF DISCOVER CARD PORTFOLIO
        STATE                                 AS OF AUGUST 31, 2002
        -----                        ---------------------------------------

        California................                    11.0%
        Texas.....................                     8.9%
        New York..................                     7.3%
        Florida...................                     6.0%
        Illinois..................                     5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of August 31, 2002.

         CREDIT LIMIT INFORMATION. As of August 31, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                PERCENTAGE
                                              RECEIVABLES        OF TOTAL
                                              OUTSTANDING       RECEIVABLES
CREDIT LIMIT                                    (000'S)         OUTSTANDING
------------                                  -----------       -----------

Less than or equal to $1,000.00 ........      $   473,252            1.0%
$1,000.01 to $2,000.00 .................      $ 1,788,248            3.9%
$2,000.01 to $3,000.00 .................      $ 2,301,453            5.0%
Over $3,000.00 .........................      $41,635,642           90.1%
                                              -----------          -----
  Total.................................      $46,198,595          100.0%
                                              ===========          =====

         SEASONING. As of August 31, 2002, 80.8% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of August 31, 2002 were distributed as follows:

                                                  PERCENTAGE       PERCENTAGE
            AGE OF ACCOUNTS                       OF ACCOUNTS      OF BALANCES
            ---------------                       -----------      -----------

            Less than 12 Months ............         7.6%               9.5%
            12 to 23 Months ................        11.6%              11.8%
            24 to 35 Months ................        13.9%              13.9%
            36 Months and Greater ..........        66.9%              64.8%
                                                   -----              -----
                                                   100.0%             100.0%
                                                   =====              =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                            NINE MONTHS        TWELVE MONTHS ENDED NOVEMBER 30,
                               ENDED        ------------------------------------
                          AUGUST 31, 2002     2001         2000           1999
                          ---------------     ----         ----           ----

Aggregate Monthly Yields
  Excluding Recoveries      15.29%            15.95%      16.34%         17.48%
  Including Recoveries      15.92%            16.62%      16.97%         18.26%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of August 31, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                       AGGREGATE
                                       BALANCES          PERCENTAGE
PAYMENT STATUS                          (000'S)          OF BALANCES
--------------                       ------------        -----------

Current ...........................  $ 40,756,897            88.3%
1 to 29 Days.......................  $  2,747,923             5.9%
30 to 59 Days......................  $    899,354             1.9%
60 to 89 Days......................  $    624,927             1.4%
90 to 119 Days ....................  $    480,955             1.0%
120 to 149 Days ...................  $    370,995             0.8%
150 to 179 Days ...................  $    317,544             0.7%
                                     ------------           -----
                                     $ 46,198,595           100.0%
                                     ============           =====

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                            AVERAGE OF NINE MONTHS
                            ENDED AUGUST 31, 2002                      AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                            ----------------------    ------------------------------------------------------------------------------
                                                                2001                       2000                       1999
                                                                ----                       ----                       ----
                            DELINQUENT                DELINQUENT                DELINQUENT                  DELINQUENT
                             AMOUNT                     AMOUNT                    AMOUNT                      AMOUNT
                             (000'S)     PERCENTAGE     (000'S)    PERCENTAGE    (000'S)       PERCENTAGE     (000'S)     PERCENTAGE
                            ---------    ----------   ---------    ----------   --------       ----------   ---------     ----------
30-59 Days ..............   $  928,198      2.0%      $1,001,038       2.2%     $  831,836       2.0%        $  791,325      2.6%
60-89 Days ..............   $  656,256      1.4%      $  687,141       1.5%     $  547,193       1.3%        $  471,838      1.5%
90-179 Days .............   $1,316,961      2.8%      $1,265,333       2.7%     $  930,066       2.3%        $  815,619      2.6%
                            ----------      ---       ----------       ---      ----------       ---         ----------      ---
   Total ................   $2,901,415      6.2%      $2,953,512       6.4%     $2,309,095       5.6%        $2,078,782      6.7%
                            ==========      ===       ==========       ===      ==========       ===         ==========      ===



         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                                                          TWELVE MONTHS ENDED NOVEMBER 30,
                                                                  -------------------------------------------------
                                                                    2001                 2000                1999
                                           NINE MONTHS ENDED        ----                 ----                ----
                                            AUGUST 31, 2002                  (DOLLARS IN THOUSANDS)
                                           -----------------       ------------------------------------------------
Average Receivables Outstanding.......       $46,286,368           $46,172,045        $41,064,509       $31,554,086
Gross Charge-Offs.....................       $ 2,427,118           $ 2,801,998        $ 2,059,933       $ 1,955,514
Net Charge-Offs ......................       $ 2,208,823           $ 2,494,330        $ 1,804,972       $ 1,710,570
Gross Charge-Offs as an Annualized
 Percentage of Average Receivables
 Outstanding..........................           6.99%                  6.07%              5.02%            6.20%
Net Charge-Offs as an Annualized
 Percentage of Average Receivables
 Outstanding                                     6.36%                  5.40%              4.40%            5.42%


         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:


                                                               TWELVE MONTHS ENDED NOVEMBER 30,
                                    NINE MONTHS ENDED       ---------------------------------------
                                       AUGUST 31, 2002        2001           2000           1999
                                    ------------------        ----           ----           ----
Average Monthly Payment Rate.....          16.54%            15.98%         16.24%          16.73%
Highest Monthly Payment Rate.....          17.17%            16.96%         17.25%          17.83%
Lowest Monthly Payment Rate......          15.35%            14.83%         14.75%          15.19%